UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2011

BAR HARBOR BANKSHARES
(Exact name of registrant as specified in its charter)

Maine (State or other jurisdiction of incorporation)	001-13349 (Commission File Number)	01-0393663 (IRS Employer Identification No.)

P.O. Box 400, 82 Main Street, Bar Harbor, ME (Address of principal executive offices)	04609-0400 (Zip code)

Registrant’s telephone number, including area code: (207) 288-3314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 8.01 Other Events	Page 1

Signatures	Page 1

Item 8.01 Other Events.

Bar Harbor Bankshares ("BHB") today filed with the U.S. Securities and Exchange Commission a series of amended and restated Form 13F-NT/As for the reporting periods beginning June 30, 2004 and continuing through June 30, 2010. The Company’s prior Form 13F-NTs for these same periods were timely filed, but BHB recently discovered that it had mistakenly filed its prior Form 13F-NT notice reports for these periods using the CIK number of Bar Harbor Trust Services, the Company’s second tier non-depository trust company subsidiary. The amended and restated Form 13F- NT/As correct this mistake by identifying a correct CIK number for BHB.

Furthermore, the amended and restated BHB Form 13F-NT/As make the following additional corrections and changes to BHB’s previously filed notice reports for these periods: (i) change the BHB Form 13F File Number to 028-14044; and (ii) add Bar Harbor Trust Services Form 13F-HR file number adjacent to its name under the "List of Other Managers Reporting for this Manager" section of BHB’s notice reports.

Bar Harbor Bank and Trust (the "Bank"), the first tier wholly owned banking subsidiary of BHB, has also filed Form 13F-NTs with the Commission for the same periods first identified above. The Bank recently became aware that under Section 13(f) of the Securities Exchange Act, it is deemed to have investment discretion with its subsidiary, Bar Harbor Trust Services, by virtue of its parent corporation relation with Bar Harbor Trust Services. Therefore, the Bank is filing Form 13F- NTs for these reporting periods.

Finally, Bar Harbor Trust Services has undertaken to amend and restate each of its previously filed Form 13F-HR reports for the periods first set forth above to make the following corrections: (i) add Form 13F File #028-05715; (ii) omit Bar Harbor Bankshares from the "List of Other Managers Reporting for this Manager" section; (iii) in the report summary section (a) define Bar Harbor Bankshares as Manager #1 using Form 13F File #028-14044 and (b) add Bar Harbor Bank & Trust as Manager #2 using Form 13F File #028-14045; and (iv) correct formatting issues which appeared in the previously filed reports. Bar Harbor Trust Service intends to file these amended and restated reports as soon as practicable, currently anticipated to be over a period of approximately two weeks from the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAR HARBOR BANKSHARES (Registrant)

By:	/s/ Joseph M. Murphy
Name: Joseph M. Murphy Title: President and Chief Executive Officer

Date:	February 15, 2011